[ICON FUNDS LOGO]

                         SUPPLEMENT DATED AUGUST 5, 2004
                    TO ICON U.S. DIVERSIFIED FUNDS PROSPECTUS
                             DATED JANUARY 29, 2004

The ICON Funds Prospectus related to the ICON U.S. Diversified Funds (ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund, and ICON Long/Short Fund) ("Prospectus") is hereby amended as follows:

The chart on page 8 of the Prospectus titled "Average Annual Total Returns as of 12/31/03" is amended by replacing the information for ICON Core Equity Fund -Class C with the following:

-------------------------------------------- ---------------- ------------------
                                                  1 Year        Since Inception
-------------------------------------------- ---------------- ------------------
ICON Core Equity Fund Class C                     31.87%             4.80%
(inception date 11/28/00)
-------------------------------------------- ---------------- ------------------

The Financial Highlights on page 39 of the Prospectus related to the ICON Core Equity Fund - Class C is amended by replacing the last column on the page with the following:


                                                      For the period 11/28/00
                                                             (inception)
                                                              to 9/30/01

Net asset value - beginning of period                                    $10.62
                                                                         ------

Income From Investment Operations
Net investment lossx                                                      (0.10)
Net realized and unrealized gains/(losses) on investments                 (0.54)
                                                                         -------
Total from investment operations                                          (0.64)
                                                                         ------


Less Dividends and Distributions
Dividends from net investment income                                         --
Distributions from net realized gains                                        --
                                                                         -------

Total distributions                                                          --
                                                                         -------

Net asset value - end of period                                           $9.98
                                                                         -------


Total return                                                          (6.03%)(b)

Net assets - end of period (in thousands)                               $6,324
Average net assets for the period
(in thousands)                                                          $2,920
Ratio of expenses to average net assets*                                  2.23%
Ratio of net investment loss to average net assets*                      (1.24%)
Portfolio turnover rate                                               124.61%(a)

X    Calculated  using average share method
*    Annualized for periods less than a year
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 12, 2000 (inception) to September 30, 2001.
(b) Since the Fund was in existence for less than one year in 2001, the total return calculation is for the period indicated.